UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2010
_____________________

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

11490 Westheimer Road, Suite 1000
Houston, Texas 77077
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 649-4500

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 23, 2010, the Board of the Company announced that it will hold its Annual Shareholder Meeting on October 5, 2010 at 10:00 a.m.  The meeting will be held at the Company’s executive offices located at 11490 Westheimer, Suite 1000, Houston, Texas. The purpose of the meeting will be to elect directors. The record date for the meeting is August 23, 2010.

Exhibits.

Exhibit	Description
99.1	Press release, dated August 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.
Dated: August 23, 2010
	By:	/s/ Al Rahmani
Al Rahmani
Chief Executive Officer